UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2024

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) updates information disclosed in the Current Report on Form 8-K filed by Datavault AI Inc. (f/k/a WiSA Technologies, Inc.) (the “Company”) on December 23, 2024 (the “Original Filing”) relating to the Company’s 2024 annual meeting of stockholders held on December 20, 2024 (the “Annual Meeting”). This Amendment is being filed solely to amend the Original Filing in order to disclose the decision by the Company’s board of directors (the “Board”) by unanimous written consent without a meeting on May 9, 2025 to approve how frequently the Company will conduct future stockholder votes on a non-binding advisory resolution on the compensation of the Company’s named executive officers (the “Say-on-Frequency Vote”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, among other matters, the Company voted on a proposal regarding the Say-on-Frequency Vote. Three years was selected by the Company’s stockholders as the frequency of the stockholder vote on the non-binding advisory resolution on the compensation of the Company’s named executive officers (a “Say-on-Pay Vote”). The final voting results were as follows:

One Year	Two Years	Three Years	Abstain
1,142,183	22,610	1,446,794	56,242

There were 2,037,746 broker non-votes with respect to such proposal.

In light of and consistent with the votes cast with respect to such proposal, on May 9, 2025, the Board determined to hold a Say-on-Pay Vote every three (3) years until the next Say-on-Frequency Vote or until the Board otherwise determines that a different frequency for a Say-on-Pay Vote is in the best interests of the stockholders of the Company. The next Say-on-Frequency Vote is currently required to occur no later than the Company’s 2030 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2025	DATAVAULT AI INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer Title: Chief Financial Officer